UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 16, 2007

Date of Report (Date of earliest event reported)

Andrew Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14617	36-2092797
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Westbrook Corporate Center, Suite 900, Westchester, Illinois 60154

(Address of principal executive offices)       (Zip Code)

(708) 236-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 16, 2007, Andrew Corporation (“Andrew”) and CommScope, Inc. (“CommScope”) issued a press release announcing that they each have received a request for additional information (commonly referred to as a “second request”) from the Antitrust Division of the U.S. Department of Justice regarding CommScope’s pending acquisition of Andrew.  The information request was issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Press release dated August 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

	By	/s/ Marty R. Kittrell
	Name:	Marty R. Kittrell
	Title:	Executive Vice President
and Chief Financial Officer
Date: August 16, 2007